UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-4430

                  Dreyfus 100% U.S. Treasury Money Market Fund
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000


Date of fiscal year end:   12/31

Date of reporting period:  6/30/03

                                  FORM N-CSR

ITEM 1.     REPORTS TO STOCKHOLDERS.



      DREYFUS
      100% U.S. TREASURY
      MONEY MARKET FUND

      SEMIANNUAL REPORT June 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            11   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus 100% U.S. Treasury
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus 100% U.S. Treasury Money Market Fund covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bernard W. Kiernan, Jr.

The first half of 2003 was a challenging year for money market funds. In its ongoing attempts to stimulate renewed economic growth, the Federal Reserve Board reduced a key short-term interest rate to just 1% in June, and yields of money market funds fell to historical lows. As a result, maintaining a steady stream of current income from investments in money market securities has become a challenge for many investors.

Nonetheless, we believe that it is important for investors to remember that money market funds have continued to achieve their objective of preserving shareholders' capital, although the preservation of capital is not guaranteed. For emergency reserves and money earmarked for near-term needs, we believe money market funds can play an important role in creating a diversified portfolio. However, if you seek to maximize current income from your long-term savings, your financial advisor may be able to recommend higher-yielding alternatives that are right for you in today's low interest-rate environment.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did Dreyfus 100% U.S. Treasury Money Market Fund perform during the period?

For the six-month period ended June 30, 2003, the fund produced an annualized yield of 0.59% . Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.59% for the same period.(1)

The fund' s modest returns are the result of declining interest rates in a persistently sluggish economy.

What is the fund's investment approach?

The fund seeks to maintain a stable share price of $1.00. To pursue this goal, the fund invests only in U.S. Treasury securities.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy continued to struggle, as evidenced by disappointing retail sales during the holiday season and the fourth quarter 2002 GDP annualized growth rate of just 1.4%. During the first quarter of 2003, the economy sent mixed signals, but hopes of a more robust economic rebound faded as geopolitical tensions mounted, culminating in the war in Iraq. Fear of war caused many businesses and consumers to postpone their spending plans, and consumer confidence fell to new lows. On the other hand, home sales rose, fueled by low mortgage rates, and manufacturing expanded modestly. For its part, the Federal Reserve Board (the "Fed" ) kept the federal funds rate unchanged at 1.25%.

In March, the outbreak of hostilities in Iraq continued to cloud the economic picture. The Fed indicated at the time that the uncertainty regarding the war with Iraq was so great that it could not adequately assess prevailing economic risks. Nonetheless, as the conflict pro-

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

gressed, the market' s focus appeared to shift toward expectations of a quick resolution to the war, fueling greater investor optimism and causing money market yields to rise at the longer end of the curve.

After the war began winding down in April, investors' attention returned to the problems underlying the weak U.S. economy. The manufacturing sector contracted in April, and initial jobless claims rose to 6%, suggesting lingering caution among businesses reluctant to resume hiring and production. In addition, uncertainty remained as to the prospects for continued spending among consumers, as revised estimates of U.S. economic growth for the first quarter of 2003 came in at a relatively disappointing 1.4%.

In May, the economy showed signs of gradual improvement. A key purchasing index rose significantly over the previous month' s levels, suggesting that the manufacturing sector may be improving and the worst may be over. Consumer confidence rebounded to its highest levels in almost a year, indicating that consumers were becoming increasingly optimistic about the future. These encouraging signs were supported by other potentially constructive factors, including gains in the stock market, low inflation, declining oil prices, rising productivity and pending tax cuts. However, at its meeting in early May, the Fed adopted a relatively cautious stance, citing disappointing numbers related to employment and production in its assessment that economic risks were "weighted toward weakness for the foreseeable future."

In June, signs emerged of stronger consumer confidence. The housing sector continued to support the economy, as evidenced by strong existing and new home sales. In addition, the ISM Non-Manufacturing Index rose from 55.5 to 60.6, a higher number than expected, spurring an improvement in market sentiment. On the other hand, the unemployment rate rose to 6.4%, a greater than expected rise and its highest level in nine years, suggesting that the labor market remains a rough patch for the economy.


Most investors expected the Fed to reduce interest rates further at its meeting in late June. The Fed did not disappoint them, cutting rates for the thirteenth time since January 2001 and driving the federal funds rate down 25 basis points to 1% . However, because the Fed did not cut rates by 50 basis points as some investors had expected, yields of U.S. Treasury bills rose at month-end in the wake of the Fed' s announcement. Other factors also put upward pressure on Treasury yields, including buying in the stock market and selling pressure in the mortgage-backed securities market.

What is the fund's current strategy?

We remain cautious regarding the prospects for a quick pickup in economic growth. We believe that more solid evidence is required to support a sustainable rebound in economic activity among consumers and businesses.

Because it has made little sense to us to lock in today's low yields for an extended period, we have allowed the fund's weighted average maturity to shorten gradually. Accordingly, the fund ended the reporting period with a weighted average maturity that remained generally longer than those of other money market funds, but less so than it had been in previous months.

July 15, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund



STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)

                                                                       Annualized
                                                                         Yield on
                                                                          Date of               Principal
U.S. TREASURY BILLS--96.6%                                            Purchase (%)             Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

7/3/2003                                                                      1.04             25,880,000             25,878,506

7/10/2003                                                                     1.19             18,012,000             18,006,684

7/17/2003                                                                     1.21             98,988,000             98,935,249

8/14/2003                                                                     1.05             90,000,000             89,884,500

8/21/2003                                                                     1.05             94,899,000             94,758,369

8/28/2003                                                                     1.12            149,418,000            149,148,257

9/18/2003                                                                     0.80             10,562,000             10,543,458

9/25/2003                                                                     0.81            128,000,000            127,753,849

10/9/2003                                                                     1.11            150,000,000            149,541,667

10/16/2003                                                                    1.16             40,000,000             39,862,683

11/6/2003                                                                     1.10             85,000,000             84,670,577

12/18/2003                                                                    0.92              4,086,000              4,068,248

TOTAL U.S. TREASURY BILLS

   (cost $893,052,047)                                                                                               893,052,047
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--3.2%
--------------------------------------------------------------------------------

3.875%, 7/31/2003

   (cost $30,052,245)                                                         1.72             30,000,000             30,052,245
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $923,104,292)                                                               99.8%            923,104,292

CASH AND RECEIVABLES (NET)                                                                            .2%              1,394,845

NET ASSETS                                                                                         100.0%            924,499,137

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           923,104,292    923,104,292

Cash                                                                  1,711,657

Interest receivable                                                     484,910

Prepaid expenses                                                         32,796

                                                                    925,333,655
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           426,264

Payable for shares of Beneficial Interest redeemed                      265,572

Accrued expenses                                                        142,682

                                                                        834,518
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      924,499,137
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     924,523,354

Accumulated net realized gain (loss) on investments                    (24,217)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      924,499,137
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 924,234,800
--------------------------------------------------------------------------------

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,783,075

EXPENSES:

Management fee--Note 2(a)                                            2,298,693

Shareholder servicing costs--Note 2(b)                                 605,449

Trustees' fees and expenses--Note 2(c)                                  79,195

Custodian fees                                                          37,791

Professional fees                                                       24,625

Prospectus and shareholders' reports                                    17,116

Registration fees                                                       16,095

Miscellaneous                                                            6,960

TOTAL EXPENSES                                                       3,085,924

INVESTMENT INCOME--NET                                               2,697,151
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                     219

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,697,370

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2003           Year Ended

                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,697,151          11,729,296

Net realized gain (loss) from investments             219               (587)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,697,370         11,728,709
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,697,151)         (11,729,296)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 402,690,728        702,229,130

Dividends reinvested                            2,558,961         11,086,602

Cost of shares redeemed                      (402,263,758)      (812,034,485)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        2,985,931        (98,718,753)

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,986,150        (98,719,340)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           921,512,987      1,020,232,327

END OF PERIOD                                 924,499,137        921,512,987

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                         Six Months Ended
                                           June 30, 2003
                                                                                           Year Ended December 31,
                                                                              -------------------------------------------------
                                      (Unaudited)            2002            2001            2000            1999             1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                       1.00            1.00            1.00            1.00            1.00             1.00

Investment Operations:

Investment income--net                        .003            .012            .037            .052            .041             .045

Distributions:

Dividends from
   investment income--net                    (.003)          (.012)          (.037)          (.052)          (.041)           (.045)

Net asset value,
   end of period                             1.00            1.00            1.00            1.00             1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                              .58(a)         1.24            3.74            5.31             4.17            4.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                         .67(a)          .66             .63             .69              .71             .75

Ratio of net investment
   income to average
   net assets                                 .59(a)         1.23            3.65            5.22             4.10            4.46

Net Assets, end of period
   ($ x 1,000)                            924,499         921,513       1,020,232       1,006,905        1,106,128       1,142,583

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus 100% U.S. Treasury Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor" ) a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold to the public without a sales charge

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives earnings credits based on available cash balances left on deposit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $24,436 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $23,849 of the carryover expires in fiscal 2007 and $587 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.


(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2003, the fund was charged $391,357 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2003, the fund was charged $166,057 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

                        For More Information

                        Dreyfus 100% U.S. Treasury
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be
viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  071SA0603


ITEM 2.     CODE OF ETHICS.

                    Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

                    Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                    Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Dreyfus 100% U.S. Treasury Money Market Fund

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date: September 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

By:   /S/JAMES WINDELS
      -----------------------
      James Windels
      Chief Financial Officer

Date: September 3, 2003


                                EXHIBIT INDEX

            (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

            (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the